Exhibit 99(b)


                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of The Valspar Corporation (the "Company") on Form 10-K for the fiscal year ended October 25, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul C. Reyelts, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                         /s/ Paul C. Reyelts
                                                         -----------------------
                                                         Paul C. Reyelts
                                                         Chief Financial Officer

                                                         January 23, 2003